SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 4, 1994


                        Home Beneficial Corporation                . .
      (Exact name of registrant as specified in its charter)



   Virginia                   0-5562                  54-0884714
(State or other           (Commission             (IRS Employer
jurisdiction of           File Number)            Identification No.)
incorporation)



      3901 West Broad Street, Richmond, Virginia    23230    . .
      (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code  (804) 358-8431



                                    None                                 . .
(Former name or former address, if changed, since last report)





                                                Page 1 of 3 Pages

                                                Exhibit Index - Page 3

Item 1.  Changes in Control of Registrant
            (a) Pursuant to a Voting Trust Agreement dated as of May 1, 1984 (the "Voting Trust Agreement"), as extended by a Voting Trust Extension Agreement dated as of May 1, 1987 (the "Extension Agreement") (together, the "Voting Trust"), 5,401,024 shares of Class A Common Stock ($.3125 Par Value - Voting) of the Registrant, constituting 63.7% of the 8,476,576 shares presently outstanding, are held by five voting trustees. The Voting Trust continues in force by its terms until May 11, 1997. Summary descriptions of the provisions of the Voting Trust Agreement and the Extension Agreement are contained in Item 1 of the Registrant's Current Reports on Form 8-K dated May 30, 1984 and May 11, 1987, respectively.
            Moses D. Nunnally, Jr., one of the five original voting trustees under the Voting Trust died on January 19, 1988, and, as permitted under the terms of the Voting Trust, the four remaining trustees appointed William V. Collins as his successor trustee on January 27, 1988. Mr. Collins has resigned as a voting trustee under the Voting Trust, and the four remaining trustees appointed Diane Nunnally Collins as his successor trustee on January 4, 1994. Ms. Collins is the daughter of Mr. Nunnally and the granddaughter of one of the founders of the Registrant.
            (b)   See (a) above.
Item 7.  Financial Statements and Exhibits
            (a)   Not applicable.
            (b)   Not applicable.
(c)   Exhibits:
                  (1)   Not applicable.
                  (2)   Not applicable.
                  (4)   Not applicable.
                  (16)  Not applicable.
                  (17)  Not applicable.
                  (20)  Not applicable.
                  (23)  Not applicable.
                  (24)  Not applicable.
                  (27)  Not applicable.
                  (99) Additional Exhibits - Voting Trust Agreement, dated May 1, 1984, effective May 31, 1984, and Voting Trust Extension Agreement, dated May 1, 1987, effective May 11, 1987 (each filed as Exhibit 9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 and incorporated herein by reference).


                                  SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                    HOME BENEFICIAL CORPORATION
                                          (Registrant)


                                    By \s\ R. W. Wiltshire, Jr.
                                      R. W. Wiltshire, Jr., President
                                      and Chief Executive Officer

Date:  January 6, 1994

                          HOME BENEFICIAL CORPORATION
                            3901 West Broad Street
                           Richmond, Virginia 23230
                                 804-358-8431






                                    January 7, 1994




Securities & Exchange Commission
450 Fifth Street, NW
Washington, DC  20549-1004

                   Registrant:  Home Beneficial Corporation
                                 Commission File No. 0-5562

Gentlemen:

      Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Home Beneficial Corporation is a Current Report on Form 8-K dated January 4, 1994 and executued January 6, 1994.

      The filing is being effected by direct transmission to the Commission's EDGAR System.

                                    Sincerely,

                                    \s\ Hugh D. Garnett
                                    Vice President and Controller


SEC8KLTR